                                                                    EXHIBIT 20.7

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1999 - B


                         MONTHLY SERVICER'S CERTIFICATE




       Accounting Date:                                 September 30, 2000
                                                      ---------------------
       Determination Date:                                 October 6, 2000
                                                      ---------------------
       Distribution Date:                                 October 16, 2000
                                                      ---------------------
       Monthly Period Ending:                           September 30, 2000
                                                      ---------------------


       This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1999, among Arcadia Automobile Receivables Trust, 1999-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

       Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


  I.   Collection Account Summary

       Available Funds:
                          Payments Received                                                $16,257,419.62
                          Liquidation Proceeds (excluding Purchase Amounts)                 $1,717,200.01
                          Current Monthly Advances                                            $259,512.38
                          Amount of withdrawal, if any, from the Spread Account                     $0.00
                          Monthly Advance Recoveries                                          (264,699.74)
                          Purchase Amounts-Warranty and Administrative Receivables                  $0.00
                          Purchase Amounts - Liquidated Receivables                                 $0.00
                          Income from investment of funds in Trust Accounts                    $87,279.65
                                                                                      --------------------
       Total Available Funds                                                                                       $18,056,711.92
                                                                                                             =====================

       Amounts Payable on Distribution Date:
                          Reimbursement of Monthly Advances                                         $0.00
                          Backup Servicer Fee                                                       $0.00
                          Basic Servicing Fee                                                 $459,135.64
                          Trustee and other fees                                                    $0.00
                          Class A-1 Interest Distributable Amount                                   $0.00
                          Class A-2 Interest Distributable Amount                             $361,073.17
                          Class A-3 Interest Distributable Amount                             $664,256.25
                          Class A-4 Interest Distributable Amount                             $822,701.25
                          Class A-5 Interest Distributable Amount                             $495,198.75
                          Noteholders' Principal Distributable Amount                      $13,872,215.42
                          Amounts owing and not paid to Security Insurer under
                                                     Insurance Agreement                            $0.00
                          Supplemental Servicing Fees (not otherwise paid to
                            Servicer)                                                               $0.00
                          Spread Account Deposit                                            $1,382,131.44
                                                                                      --------------------
       Total Amounts Payable on Distribution Date                                                                  $18,056,711.92
                                                                                                             =====================


                                 Page 1 (1999-B)

 II.   Available Funds

       Collected Funds (see V)
                  Payments Received                                                        $16,257,419.62
                  Liquidation Proceeds (excluding Purchase Amounts)                         $1,717,200.01          $17,974,619.63
                                                                                      --------------------

       Purchase Amounts                                                                                                     $0.00

       Monthly Advances
                    Monthly Advances - current Monthly Period (net)                            ($5,187.36)
                    Monthly Advances - Outstanding Monthly Advances
                       not otherwise reimbursed to the Servicer                                     $0.00              ($5,187.36)
                                                                                      --------------------

       Income from investment of funds in Trust Accounts                                                               $87,279.65
                                                                                                             ---------------------

       Available Funds                                                                                             $18,056,711.92
                                                                                                             =====================

 III.  Amounts Payable on Distribution Date

             (i)(a)    Taxes due and unpaid with respect to the Trust
                       (not otherwise paid by OFL or the Servicer)                                                          $0.00

             (i)(b)    Outstanding Monthly Advances (not otherwise reimbursed
                       to Servicer and to be reimbursed on the Distribution Date)                                           $0.00

             (i)(c)    Insurance Add-On Amounts (not otherwise reimbursed
                        to Servicer)                                                                                        $0.00

              (ii)     Accrued and unpaid fees (not otherwise paid by OFL
                        or the Servicer):
                                                  Owner Trustee                                     $0.00
                                                  Administrator                                     $0.00
                                                  Indenture Trustee                                 $0.00
                                                  Indenture Collateral Agent                        $0.00
                                                  Lockbox Bank                                      $0.00
                                                  Custodian                                         $0.00
                                                  Backup Servicer                                   $0.00
                                                  Collateral Agent                                  $0.00                   $0.00
                                                                                      --------------------

            (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                           $459,135.64

            (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                         $0.00

            (iii)(c)   Servicer reimbursements for mistaken deposits or
                         postings of checks returned for insufficient funds
                        (not otherwise reimbursed to Servicer)                                                              $0.00

              (iv)     Class A-1 Interest Distributable Amount                                                              $0.00
                       Class A-2 Interest Distributable Amount                                                        $361,073.17
                       Class A-3 Interest Distributable Amount                                                        $664,256.25
                       Class A-4 Interest Distributable Amount                                                        $822,701.25
                       Class A-5 Interest Distributable Amount                                                        $495,198.75

              (v)      Noteholders' Principal Distributable Amount
                                    Payable to Class A-1 Noteholders                                                        $0.00
                                    Payable to Class A-2 Noteholders                                               $13,872,215.42
                                    Payable to Class A-3 Noteholders                                                        $0.00
                                    Payable to Class A-4 Noteholders                                                        $0.00
                                    Payable to Class A-5 Noteholders                                                        $0.00

             (vii)     Unpaid principal balance of the Class A-1 Notes after
                       deposit to the Note Distribution Account of any funds
                       in the Class A-1 Holdback Subaccount (applies only on
                       the Class A-1 Final Scheduled Distribution Date)                                                     $0.00

              (ix)     Amounts owing and not paid to Security Insurer
                       under Insurance Agreement                                                                            $0.00
                                                                                                             ---------------------

                       Total amounts payable on Distribution Date                                                  $16,674,580.48
                                                                                                             =====================

                                 Page 2 (1999-B)

IV.    Calculation of Credit Enhancement Fee ("Spread Account Deposit");
       withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
       Account Shortfall and Class A-1 Maturity Shortfall

       Spread Account deposit:

                Amount of excess, if any, of Available Funds
                   over total amounts payable (or amount of such
                   excess up to the Spread Account Maximum Amount)                                                  $1,382,131.44

       Reserve Account Withdrawal on any Determination Date:

                Amount of excess, if any, of total amounts payable over
                   Available Funds (excluding amounts payable under item (vii)
                   of Section III)                                                                                          $0.00

                Amount available for withdrawal from the Reserve
                   Account (excluding the Class A-1 Holdback
                   Subaccount), equal to the difference between the
                   amount on deposit in the Reserve Account and the
                   Requisite Reserve Amount (amount on deposit in the
                   Reserve Account calculated taking into account any
                   withdrawals from or deposits to the Reserve Account
                   in respect of transfers of Subsequent Receivables)                                                      $0.00

                (The amount of excess of the total amounts payable
                   (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve
                   Account (excluding the Class A-1 Holdback
                   Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                Amount of withdrawal, if any, from the Reserve Account                                                      $0.00

       Reserve Account Withdrawal on Determination Date for Class A-1 Final
          Scheduled Distribution Date:

                    Amount by which (a) the remaining principal balance of the
                    Class A-1 Notes exceeds (b) Available Funds after payment
                    of amounts set forth in item (v) of Section III                                                         $0.00

                    Amount available in the Class A-1 Holdback Subaccount                                                   $0.00

                    (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available
                    Funds (after payment of amount set forth in item
                    (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback
                    Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

                    Amount of withdrawal, if any, from the Class A-1
                    Holdback Subaccount                                                                                     $0.00

       Deficiency Claim Amount:

                     Amount of excess, if any, of total amounts payable over
                     funds available for withdrawal from Reserve Amount, the
                     Class A-1 Holdback Subaccount and Available Funds                                                      $0.00

                     (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of
                     Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

       Pre-Funding Account Shortfall:

                      Amount of excess, if any, on the Distribution Date on
                      or immediately following the end of the Funding
                      Period, of (a) the sum of the Class A-1 Prepayment
                      Amount, the Class A-2 Prepayment Amount, the Class A-3
                      Prepayment Amount, the Class A-4 Prepayment Amount,
                      the Class A-5 Prepayment Amount over (b) the amount on
                      deposit in the Pre-Funding Account                                                                    $0.00

       Class A-1 Maturity Shortfall:

                      Amount of excess, if any, on the Class A-1 Final
                      Scheduled Distribution Date, of (a) the unpaid
                      principal balance of the Class A-1 Notes over (b) the
                      sum of the amounts deposited in the Note Distribution
                      Account under item (v) and (vii) of Section III or
                      pursuant to a withdrawal from the Class A-1 Holdback
                      Subaccount.                                                                                           $0.00

       (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or
       Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
       Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
       A-1 Maturity Shortfall.)

                                 Page 3 (1999-B)

  V.   Collected Funds

       Payments Received:
                 Supplemental Servicing Fees                                                        $0.00
                 Amount allocable to interest                                               $6,242,131.21
                 Amount allocable to principal                                             $10,015,288.41
                 Amount allocable to Insurance Add-On Amounts                                       $0.00
                 Amount allocable to Outstanding Monthly Advances (reimbursed
                  to the Servicer prior to deposit in the Collection Account)                       $0.00
                                                                                      --------------------

       Total Payments Received                                                                                     $16,257,419.62

       Liquidation Proceeds:
                 Gross amount realized with respect to Liquidated Receivables               $1,727,541.22

                 Less: (i) reasonable expenses incurred by Servicer
                    in connection with the collection of such Liquidated
                    Receivables and the repossession and disposition
                    of the related Financed Vehicles and (ii) amounts
                    required to be refunded to Obligors on such Liquidated
                    Receivables                                                               ($10,341.21)
                                                                                      --------------------

       Net Liquidation Proceeds                                                                                     $1,717,200.01

       Allocation of Liquidation Proceeds:
                 Supplemental Servicing Fees                                                        $0.00
                 Amount allocable to interest                                                       $0.00
                 Amount allocable to principal                                                      $0.00
                 Amount allocable to Insurance Add-On Amounts                                       $0.00
                 Amount allocable to Outstanding Monthly Advances (reimbursed to
                   the Servicer prior to deposit in the Collection Account)                         $0.00                   $0.00
                                                                                      --------------------   ---------------------

       Total Collected Funds                                                                                       $17,974,619.63
                                                                                                             =====================

 VI.   Purchase Amounts Deposited in Collection Account

       Purchase Amounts - Warranty Receivables                                                                              $0.00
                 Amount allocable to interest                                                       $0.00
                 Amount allocable to principal                                                      $0.00
                 Amount allocable to Outstanding Monthly Advances (reimbursed to
                  the Servicer prior to deposit in the Collection Account)                          $0.00

       Purchase Amounts - Administrative Receivables                                                                        $0.00
                 Amount allocable to interest                                                       $0.00
                 Amount allocable to principal                                                      $0.00
                 Amount allocable to Outstanding Monthly Advances (reimbursed to
                  the Servicer prior to deposit in the Collection Account)                          $0.00
                                                                                      --------------------

       Total Purchase Amounts                                                                                               $0.00
                                                                                                             =====================

 VII.  Reimbursement of Outstanding Monthly Advances

       Outstanding Monthly Advances                                                                                   $496,013.77

       Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                 Payments received from Obligors                                             ($264,699.74)
                 Liquidation Proceeds                                                               $0.00
                 Purchase Amounts - Warranty Receivables                                            $0.00
                 Purchase Amounts - Administrative Receivables                                      $0.00
                                                                                      --------------------

       Outstanding Monthly Advances to be netted against Monthly
          Advances for the current Monthly Period                                                                    ($264,699.74)

       Outstanding Monthly Advances to be reimbursed out of
          Available Funds on the Distribution Date                                                                   ($264,699.74)

       Remaining Outstanding Monthly Advances                                                                         $231,314.03

       Monthly Advances - current Monthly Period                                                                      $259,512.38
                                                                                                             ---------------------

       Outstanding Monthly Advances - immediately following the Distribution Date                                     $490,826.41
                                                                                                             =====================

                                 Page 4 (1999-B)

  VIII. Calculation of Interest and Principal Payments

A.  Calculation of Principal Distribution Amount

       Payments received allocable to principal                                                                    $10,015,288.41
       Aggregate of Principal Balances as of the Accounting Date of all
          Receivables that became Liquidated Receivables
          during the Monthly Period                                                                                 $3,856,927.01
       Purchase Amounts - Warranty Receivables allocable to principal                                                       $0.00
       Purchase Amounts - Administrative Receivables allocable to principal                                                 $0.00
       Amounts withdrawn from the Pre-Funding Account                                                                       $0.00
       Cram Down Losses                                                                                                     $0.00
                                                                                                             ---------------------

       Principal Distribution Amount                                                                               $13,872,215.42
                                                                                                             =====================

B.  Calculation of Class A-1 Interest Distributable Amount

       Class A-1 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-1 Noteholders on such Distribution Date)                          $0.00

       Multiplied by the Class A-1 Interest Rate                                                   5.0990%

       Multiplied by actual days in the period or in the case of the
         first Distribution Date, by 28/360                                                    0.08611111                   $0.00
                                                                                      --------------------

       Plus any unpaid Class A-1 Interest Carryover Shortfall                                                               $0.00
                                                                                                             ---------------------

       Class A-1 Interest Distributable Amount                                                                              $0.00
                                                                                                             =====================

C.  Calculation of Class A-2 Interest Distributable Amount

       Class A-2 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-2 Noteholders on such Distribution Date)                 $73,370,215.43

       Multiplied by the Class A-2 Interest Rate                                                    5.715%

       Multiplied by actual days in the period or in the case of the first
         Distribution Date, by 28/360                                                          0.08611111             $361,073.17
                                                                                      --------------------

       Plus any unpaid Class A-2 Interest Carryover Shortfall                                                                  --
                                                                                                             ---------------------

       Class A-2 Interest Distributable Amount                                                                        $361,073.17
                                                                                                             =====================

D.  Calculation of Class A-3 Interest Distributable Amount

       Class A-3 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-3 Noteholders on such Distribution Date)                $126,525,000.00

       Multiplied by the Class A-3 Interest Rate                                                    6.300%

       Multiplied by 1/12 or in the case of the first Distribution Date, by
        28/360                                                                                 0.08333333             $664,256.25
                                                                                      --------------------

       Plus any unpaid Class A-3 Interest Carryover Shortfall                                                               $0.00
                                                                                                             ---------------------

       Class A-3 Interest Distributable Amount                                                                        $664,256.25
                                                                                                             =====================

E.  Calculation of Class A-4 Interest Distributable Amount

       Class A-4 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-4 Noteholders on such Distribution Date)                $151,650,000.00

       Multiplied by the Class A-4 Interest Rate                                                    6.510%

       Multiplied by 1/12 or in the case of the first Distribution Date, by
        28/360                                                                                 0.08333333             $822,701.25
                                                                                      --------------------

       Plus any unpaid Class A-4 Interest Carryover Shortfall                                                               $0.00
                                                                                                             ---------------------

       Class A-4 Interest Distributable Amount                                                                        $822,701.25
                                                                                                             =====================


                                 Page 5 (1999-B)

F.  Calculation of Class A-5 Interest Distributable Amount

       Class A-5 Monthly Interest Distributable Amount:

       Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
          of principal to Class A-5 Noteholders on such Distribution Date)                 $89,225,000.00

       Multiplied by the Class A-5 Interest Rate                                                    6.660%

       Multiplied by 1/12 or in the case of the first Distribution Date, by
        28/360                                                                                 0.08333333             $495,198.75
                                                                                      --------------------

       Plus any unpaid Class A-5 Interest Carryover Shortfall                                                               $0.00
                                                                                                             ---------------------

       Class A-5 Interest Distributable Amount                                                                        $495,198.75
                                                                                                             =====================


G.  Calculation of Noteholders' Interest Distributable Amount

       Class A-1 Interest Distributable Amount                                                      $0.00
       Class A-2 Interest Distributable Amount                                                $361,073.17
       Class A-3 Interest Distributable Amount                                                $664,256.25
       Class A-4 Interest Distributable Amount                                                $822,701.25
       Class A-5 Interest Distributable Amount                                                $495,198.75

       Noteholders' Interest Distributable Amount                                                                   $2,343,229.42
                                                                                                             =====================

H.  Calculation of Noteholders' Principal Distributable Amount:

       Noteholders' Monthly Principal Distributable Amount:

       Principal Distribution Amount                                                       $13,872,215.42

       Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the
          Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the preceding
          Distribution Date minus that portion of the Principal Distribution
          Amount applied to retire the Class A-1 Notes and (iii) for each
          Distribution Date thereafter, outstanding principal balance of the
          Class A-2 Notes on the Determination Date over the Aggregate Principal
          Balance (plus any funds remaining on deposit in the Pre-Funding
          Account) as of the Accounting Date for the preceding Distribution
          Date)                                                                                    100.00%         $13,872,215.42
                                                                                      --------------------


       Unpaid Noteholders' Principal Carryover Shortfall                                                                    $0.00
                                                                                                             ---------------------

       Noteholders' Principal Distributable Amount                                                                 $13,872,215.42
                                                                                                             =====================

I.  Application of Noteholders' Principal Distribution Amount:

       Amount of Noteholders' Principal Distributable Amount payable to Class
       A-1 Notes (equal to entire Noteholders' Principal Distributable Amount
       until the principal balance of the Class A-1 Notes is reduced to zero)                                               $0.00
                                                                                                             =====================

       Amount of Noteholders' Principal Distributable Amount payable to Class
       A-2 Notes (no portion of the Noteholders' Principal Distributable Amount is payable to the Class A-2 Notes until the principal balance of the
       Class A-1 Notes has been reduced to zero; thereafter, equal to the entire
       Noteholders' Principal Distributable Amount)                                                                $13,872,215.42
                                                                                                             =====================

                                 Page 6 (1999-B)

 IX.   Pre-Funding Account

       A.  Withdrawals from Pre-Funding Account:

       Amount on deposit in the Pre-Funding Account as of the preceding
          Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                            $0.00

                                                                                                             ---------------------
                                                                                                                            $0.00
                                                                                                             =====================

       Less: withdrawals from the Pre-Funding Account in respect of transfers of
          Subsequent Receivables to the Trust occurring on a Subsequent Transfer
          Date (an amount equal to (a) $0 (the aggregate Principal Balance of
          Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded
          Amount after giving effect to transfer of Subsequent Receivables (ii) $0))                                        $0.00

       Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the August 1999 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date (see B
          below)                                                                                                            $0.00
                                                                                                             ----------------------

       Amount remaining on deposit in the Pre-Funding Account after
          Distribution Date
                                                                                                    $0.00

                                                                                      --------------------
                                                                                                                            $0.00
                                                                                                             =====================


       B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

       Amount withdrawn from the Pre-Funding Account as a result of the
          Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period or the
          Pre-Funded Amount being reduced to $100,000 or less on any Distribution
          Date                                                                                                              $0.00

       Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
          Distribution Date)                                                                                                $0.00

       Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
          Distribution Date)                                                                                                $0.00

       Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
          Distribution Date)                                                                                                $0.00

       Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
          Distribution Date)                                                                                                $0.00

       Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
          Distribution Date)                                                                                                $0.00


       C.  Prepayment Premiums:

       Class A-1 Prepayment Premium                                                                                         $0.00
       Class A-2 Prepayment Premium                                                                                         $0.00
       Class A-3 Prepayment Premium                                                                                         $0.00
       Class A-4 Prepayment Premium                                                                                         $0.00
       Class A-5 Prepayment Premium                                                                                         $0.00

                                 Page 7 (1999-B)

  X.   Reserve Account

       Requisite Reserve Amount:

       Portion of Requisite Reserve Amount calculated with respect to Class A-1
          Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5
          Notes,

       Product of (x) weighted average of the Class A-1, A-2, A-3, A-4, and
        A-5 Interest Rate
        (based on outstanding Class A-1, A-2, A-3, A-4, and
        A-5 principal balance), divided by 360                                                     0.0000%
       (y) (the Pre-Funded Amount on such Distribution Date)                                         0.00
       (z) (the number of days until the May 1999 Distribution Date))                                   0
                                                                                                                            $0.00
       Less the product of (x) 2.5% divided by 360,                                                  2.50%
       (y) the Pre-Funded Amount on such Distribution Date and,                                      0.00
       (z) the number of days until the May 1999 Distribution Date                                      0                   $0.00
                                                                                                             ---------------------


       Requisite Reserve Amount                                                                                             $0.00
                                                                                                             =====================

       Amount on deposit in the Reserve Account (other than the Class A-1
          Holdback Subaccount) as of the preceding Distribution Date or, in the
          case of the first Distribution Date, as of the Closing Date                                                       $0.00

       Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
          Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding
          Account in respect of transfers of Subsequent Receivables)                                                        $0.00

       Less: the excess, if any, of the amount on deposit in the Reserve Account
          (other than the Class A-1 Holdback Subaccount) over the Requisite
          Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the Pre-Funding Account in respect of
          transfers of Subsequent Receivables)                                                                              $0.00

       Less: withdrawals from the Reserve Account (other than the Class A-1
          Holdback Subaccount) to cover the excess, if any, of total amount
          payable over Available Funds (see IV above)                                                                       $0.00
                                                                                                             ---------------------

       Amount remaining on deposit in the Reserve Account (other than the Class
          A-1 Holdback Subaccount) after the Distribution Date                                                              $0.00
                                                                                                             =====================

 XI.   Class A-1 Holdback Subaccount:

       Class A-1 Holdback Amount:

       Class A-1 Holdback Amount as of preceding Distribution Date or the
          Closing Date, as applicable,                                                                                     $0.00

       Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the
          Original Pool Balance after giving effect to the transfer of
          Subsequent Receivables on the Distribution Date or on a Subsequent
          Transfer Date preceding the Distribution Date))                                                                       0

       Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount
          to cover a Class A-1 Maturity Shortfall (see IV above)                                                            $0.00

       Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
          Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be
          released by the Indenture Trustee)                                                                                $0.00
                                                                                                             ---------------------

       Class A-1 Holdback Subaccount immediately following the Distribution Date                                            $0.00
                                                                                                             =====================

                                 Page 8 (1999-B)

 XII.  Calculation of Servicing Fees

       Aggregate Principal Balance as of the first day
        of the Monthly Period                                   $440,770,214.98
       Multiplied by Basic Servicing Fee Rate                              1.25%
       Multiplied by months per year                                 0.08333333
                                                              ------------------

       Basic Servicing Fee                                                                    $459,135.64

       Less: Backup Servicer Fees                                                                   $0.00

       Supplemental Servicing Fees                                                                  $0.00
                                                                                      --------------------

       Total of Basic Servicing Fees and Supplemental Servicing Fees                                                  $459,135.64
                                                                                                             =====================

XIII.  Information for Preparation of Statements to Noteholders

               a.         Aggregate principal balance of the Notes as of first
                           day of Monthly Period
                                                     Class A-1 Notes                                                        $0.00
                                                     Class A-2 Notes                                               $73,370,215.43
                                                     Class A-3 Notes                                              $126,525,000.00
                                                     Class A-4 Notes                                              $151,650,000.00
                                                     Class A-5 Notes                                               $89,225,000.00

               b.         Amount distributed to Noteholders allocable to principal
                                                     Class A-1 Notes                                                        $0.00
                                                     Class A-2 Notes                                               $13,872,215.42
                                                     Class A-3 Notes                                                        $0.00
                                                     Class A-4 Notes                                                        $0.00
                                                     Class A-5 Notes                                                        $0.00

               c.         Aggregate principal balance of the Notes (after
                           giving effect to distributions on the Distribution Date)
                                                     Class A-1 Notes                                                        $0.00
                                                     Class A-2 Notes                                               $59,498,000.01
                                                     Class A-3 Notes                                              $126,525,000.00
                                                     Class A-4 Notes                                              $151,650,000.00
                                                     Class A-5 Notes                                               $89,225,000.00

               d.         Interest distributed to Noteholders
                                                     Class A-1 Notes                                                        $0.00
                                                     Class A-2 Notes                                                  $361,073.17
                                                     Class A-3 Notes                                                  $664,256.25
                                                     Class A-4 Notes                                                  $822,701.25
                                                     Class A-5 Notes                                                  $495,198.75

               e.         1.  Class A-1 Interest Carryover Shortfall, if any
                                (and change in amount from preceding statement)                                             $0.00
                          2.  Class A-2 Interest Carryover Shortfall, if any
                                (and change in amount from preceding statement)                                             $0.00
                          3.  Class A-3 Interest Carryover Shortfall, if any
                                (and change in amount from preceding statement)                                             $0.00
                          4.  Class A-4 Interest Carryover Shortfall, if any
                                (and change in amount from preceding statement)                                             $0.00
                          5.  Class A-5 Interest Carryover Shortfall, if any
                                (and change in amount from preceding statement)                                             $0.00

               f.         Amount distributed payable out of amounts withdrawn
                                from or pursuant to:
                          1.  Reserve Account                                                       $0.00
                          2.  Spread Account Class A-1 Holdback Subaccount                          $0.00
                          3.  Claim on the Note Policy                                              $0.00

               g.         Remaining Pre-Funded Amount                                                                       $0.00

               h.         Remaining Reserve Amount                                                                          $0.00

               i.         Amount on deposit on Class A-1 Holdback Subaccount                                                $0.00

               j.         Prepayment amounts
                                                     Class A-1 Prepayment Amount                                            $0.00
                                                     Class A-2 Prepayment Amount                                            $0.00
                                                     Class A-3 Prepayment Amount                                            $0.00
                                                     Class A-4 Prepayment Amount                                            $0.00
                                                     Class A-5 Prepayment Amount                                            $0.00

               k.          Prepayment Premiums
                                                     Class A-1 Prepayment Premium                                           $0.00
                                                     Class A-2 Prepayment Premium                                           $0.00
                                                     Class A-3 Prepayment Premium                                           $0.00
                                                     Class A-4 Prepayment Premium                                           $0.00
                                                     Class A-5 Prepayment Premium                                           $0.00

               l.         Total of Basic Servicing Fee, Supplemental Servicing
                            Fees and other fees, if any, paid by the Trustee
                            on behalf of the Trust                                                                    $459,135.64

               m.         Note Pool Factors (after giving effect to
                             distributions on the Distribution Date)
                                                     Class A-1 Notes                                                   0.00000000
                                                     Class A-2 Notes                                                   0.28184747
                                                     Class A-3 Notes                                                   1.00000000
                                                     Class A-4 Notes                                                   1.00000000
                                                     Class A-5 Notes                                                   1.00000000

                                 Page 9 (1999-B)

 XVI.  Pool Balance and Aggregate Principal Balance

                          Original Pool Balance at beginning of Monthly Period                                    $649,999,999.55
                          Subsequent Receivables                                                                               --
                                                                                                             ---------------------
                          Original Pool Balance at end of Monthly Period                                          $649,999,999.55
                                                                                                             =====================

                          Aggregate Principal Balance as of preceding
                            Accounting Date                                                                       $440,770,214.98
                          Aggregate Principal Balance as of current
                            Accounting Date                                                                       $426,897,999.56



       Monthly Period Liquidated Receivables                                Monthly Period Administrative Receivables

                        Loan #                       Amount                         Loan #                                 Amount
                        ------                       ------                         ------                                 ------
          see attached listing                 3,856,927.01           see attached listing                                     --
                                                      $0.00                                                                 $0.00
                                                      $0.00                                                                 $0.00
                                             --------------                                                                 -----
                                              $3,856,927.01                                                                 $0.00
                                             ==============                                                                 =====

XVIII. Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date) of all Receivables
          delinquent more than 30 days with respect to all or any portion of a
          Scheduled Payment as of the Accounting Date                                     $20,765,551.10

       Aggregate Principal Balance as of the Accounting Date                             $426,897,999.56
                                                                                      -------------------

       Delinquency Ratio                                                                                               4.86428869%
                                                                                                                       ===========



       IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                    ARCADIA FINANCIAL LTD.

                                    By:
                                       ---------------------------------------

                                    Name: Cheryl K. Debaro
                                          ------------------------------------
                                    Title: Vice President/Securitization
                                          ------------------------------------



                                Page 10 (1999-B)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1999 - B

                             PERFORMANCE INFORMATION

          FOR THE MONTHLY PERIOD ENDING           SEPTEMBER 30, 2000

I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION           $650,000,000

                          AGE OF POOL (IN MONTHS)                           16

 II.   Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date) of all Receivables
          delinquent more than 30 days with respect to all or any portion of a
          Scheduled Payment as of the Accounting Date                                     $20,765,551.10

       Aggregate Principal Balance as of the Accounting Date                             $426,897,999.56
                                                                                      -------------------

       Delinquency Ratio                                                                                             4.86428869%
                                                                                                            ====================


 III.  Average Delinquency Ratio

       Delinquency ratio - current Determination Date                                         4.86428869%

       Delinquency ratio - preceding Determination Date                                       4.76224089%

       Delinquency ratio - second preceding Determination Date                                4.74147274%
                                                                                      -------------------


       Average Delinquency Ratio                                                                                     4.78933411%
                                                                                                            ====================


 IV.   Default Rate

       Cumulative balance of defaults as of the preceding Accounting Date                                        $41,741,563.59

                     Add:    Sum of Principal Balances (as of the Accounting
                             Date) of Receivables that became Liquidated
                             Receivables during the Monthly Period or that
                             became Purchased Receivables during Monthly Period
                             (if delinquent more than 30 days with respect to
                             any portion of a Scheduled Payment at time of purchase)                              $3,856,927.01
                                                                                                            --------------------

       Cumulative balance of defaults as of the current Accounting Date                                          $45,598,490.60

                          Sum of Principal Balances (as of the Accounting Date)
                             of 90+ day delinquencies                                      $4,173,604.26

                                 Percentage of 90+ day delinquencies applied to
                                  defaults                                                        100.00%         $4,173,604.26
                                                                                      -------------------   --------------------

       Cumulative balance of defaults and 90+ day delinquencies as of the
          current Accounting Date                                                                                $49,772,094.86
                                                                                                            ====================




  V.   Cumulative Default Rate as a % of Original Principal Balance (plus 90+
                day delinquencies)

       Cumulative Default Rate - current Determination Date                                    7.6572454%

       Cumulative Default Rate - preceding Determination Date                                  7.0575976%

       Cumulative Default Rate - second preceding Determination Date                           6.4687149%


                                 Page 1 (1999-B)

 VI.   Net Loss Rate

       Cumulative net losses as of the preceding Accounting Date                                                 $19,062,337.15

                     Add:    Aggregate of Principal Balances as of the
                             Accounting Date (plus accrued and unpaid interest
                             thereon to the end of the Monthly Period) of all
                             Receivables that became Liquidated Receivables or
                             that became Purchased Receivables and that were
                             delinquent more than 30 days with respect to any
                             portion of a Scheduled Payment as of the
                             Accounting Date                                               $3,856,927.01
                                                                                      -------------------

                          Liquidation Proceeds received by the Trust                      ($1,717,200.01)         $2,139,727.00
                                                                                      -------------------   --------------------

       Cumulative net losses as of the current Accounting Date                                                   $21,202,064.15

                          Sum of Principal Balances (as of the Accounting Date)
                             of 90+ day delinquencies                                      $4,173,604.26

                                   Percentage of 90+ day delinquencies applied
                                    to losses                                                      50.00%         $2,086,802.13
                                                                                      -------------------   --------------------

       Cumulative net losses and 90+ day delinquencies as of the current
         Accounting Date                                                                                         $23,288,866.28
                                                                                                            ====================




 VII. Cumulative Net Loss Rate as a % of Original Principal Balance (plus 90+ day delinquencies)

       Cumulative Net Loss Rate - current Determination Date                                                          3.5829025%

       Cumulative Net Loss Rate - preceding Determination Date                                                        3.2505766%

       Cumulative Net Loss Rate - second preceding Determination Date                                                 2.9531465%


VIII.  Classic/Premier Loan Detail

                                                                 Classic             Premier                   Total
                                                                 -------             -------                   -----
       Aggregate Loan Balance, Beginning                     $331,045,098.08       $109,725,116.90         $440,770,214.98
         Subsequent deliveries of Receivables                           0.00                  0.00                    0.00
         Prepayments                                           (2,845,161.73)          (845,993.33)          (3,691,155.06)
         Normal loan payments                                  (4,445,977.71)        (1,878,155.64)          (6,324,133.35)
         Liquidated Receivables                                (3,279,545.47)          (577,381.54)          (3,856,927.01)
         Administrative and Warranty Receivables                                                                      0.00
                                                          -----------------------------------------    --------------------
       Aggregate Loan Balance, Ending                        $320,474,413.17       $106,423,586.39         $426,897,999.56
                                                          =========================================    ====================

       Delinquencies                                          $17,982,174.92         $2,783,376.18          $20,765,551.10
       Recoveries                                              $1,432,068.57           $285,131.44           $1,717,200.01
       Net Losses                                              $1,847,476.90           $292,250.10           $2,139,727.00

VIII.  Other Information Provided to FSA

               A.  Credit Enhancement Fee information:

                   Aggregate Principal Balance as of the Accounting Date                $426,897,999.56
                   Multiplied by:  Credit Enhancement Fee  (31 bp's) * (30/360)                  0.0258%
                                                                                      ------------------
                                              Amount due for current period                                         $110,281.98
                                                                                                            ====================


               B.  Dollar amount of loans that prepaid during the Monthly Period                                  $3,691,155.06
                                                                                                            ====================

                   Percentage of loans that prepaid during the Monthly Period                                        0.86464567%
                                                                                                            ====================

               C.  Premium Supplement Accrual (EOD)

                   Aggregate Principal Balance as of the Accounting Date                $426,897,999.56
                   Multiplied by:  Premium Supplement Fee  (50 bp's) * (30/360)                  0.0417%
                                                                                      ------------------
                                              Amount due for current period                                         $177,874.17
                                                                                                            ====================

                   Cumulative Balance                                                                               $361,528.42
                                                                                                            ====================

                                 Page 2 (1999-B)

 IX.   Spread Account Information                                                      $                      %

       Beginning Balance                                                          $39,669,319.39           9.29245849%

       Deposit to the Spread Account                                               $1,382,131.44           0.32376152%
       Spread Account Additional Deposit                                                   $0.00           0.00000000%
       Withdrawal from the Spread Account                                           ($114,902.50)         -0.02691568%
       Disbursements of Excess                                                    ($2,748,649.38)         -0.64386560%
       Interest earnings on Spread Account                                           $232,921.05           0.05456129%
                                                                               ------------------       --------------

       Ending Balance                                                             $38,420,820.00           9.00000001%
                                                                               ==================       ==============



       Specified Balance pursuant to Section 3.03 of the
            Spread Account Agreement among Olympic Financial Ltd.,
            Arcadia Receivables Finance Corp., Financial Security
            Assurance Inc. and Norwest Bank Minnesota, National Association       $38,420,820.00           9.00000000%
                                                                               ===================      ===============


  X.   Trigger Events

       Cumulative Loss and Default Triggers as of March 1, 1999

       ---------------------------------------------------------------------------------------------------------------------------

                                   Loss                        Default                  Loss Event                Default Event
             Month              Performance                  Performance                of Default                  of Default
       ---------------------------------------------------------------------------------------------------------------------------
                3                  1.05%                        2.11%                      1.33%                       2.66%
                6                  2.11%                        4.21%                      2.66%                       5.32%
                9                  3.05%                        6.10%                      3.85%                       7.71%
               12                  3.90%                        7.79%                      4.92%                       9.84%
               15                  5.02%                       10.03%                      6.34%                      12.68%
               18                  6.04%                       12.07%                      7.63%                      15.25%
               21                  6.93%                       13.85%                      8.75%                      17.50%
               24                  7.70%                       15.40%                      9.73%                      19.45%
               27                  8.10%                       16.21%                     10.24%                      20.47%
               30                  8.43%                       16.86%                     10.65%                      21.29%
               33                  8.71%                       17.43%                     11.01%                      22.01%
               36                  8.96%                       17.92%                     11.32%                      22.63%
               39                  9.08%                       18.15%                     11.47%                      22.93%
               42                  9.17%                       18.34%                     11.58%                      23.16%
               45                  9.25%                       18.49%                     11.68%                      23.36%
               48                  9.31%                       18.62%                     11.76%                      23.52%
               51                  9.36%                       18.73%                     11.83%                      23.65%
               54                  9.41%                       18.81%                     11.88%                      23.76%
               57                  9.44%                       18.88%                     11.92%                      23.84%
               60                  9.46%                       18.93%                     11.95%                      23.91%
               63                  9.48%                       18.96%                     11.97%                      23.95%
               66                  9.49%                       18.98%                     11.99%                      23.98%
               69                  9.50%                       18.99%                     12.00%                      23.99%
               72                  9.50%                       19.00%                     12.00%                      24.00%
       ---------------------------------------------------------------------------------------------------------------------------

       Average Delinquency Ratio equal to or greater than 8.26%                                Yes________        No___X_____

       Cumulative Default Rate (see above table)                                               Yes________        No___X_____

       Cumulative Net Loss Rate (see above table)                                              Yes________        No___X_____

       Trigger Event that occurred as of a prior Determination Date
          is Deemed Cured as of current Determination Date                                     Yes________        No___X_____

 XI.   Insurance Agreement Events of Default

       To the knowledge of the Servicer, an Insurance Agreement
          Event of Default has occurred                                                        Yes________        No___X_____

       To the knowledge of the Servicer, a Capture Event has occurred and be continuing        Yes________        No___X_____

       To the knowledge of the Servicer, a prior Capture Event has been cured by
          a permanent waiver                                                                   Yes________        No___X_____

       IN WITNESS WHEREOF, I, Cheryl K. Debaro, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                       ARCADIA FINANCIAL LTD.

                                       By:
                                           -----------------------------------

                                       Name: Cheryl K. Debaro
                                             ---------------------------------
                                       Title: Vice President/Securitization
                                             ---------------------------------

                                 Page 3 (1999-B)